WHITEHALL FUNDS
                                      TRUST
                                  ANNUAL REPORT

                                NOVEMBER 30, 2001

[GRAPHIC OMITTED - W 1923]

WHITEHALL GROWTH FUND
WHITEHALL GROWTH AND INCOME FUND
WHITEHALL HIGH YIELD FUND
WHITEHALL INCOME FUND

WHITEHALL ASSET MANAGEMENT, INC.

                              WHITEHALL FUNDS TRUST
--------------------------------------------------------------------------------

Fellow Shareholders:

We are pleased to submit this Annual Report of The Whitehall Funds Trust for the fiscal year ending November 30, 2001.

The bear market which began in 2000 continued through 2001. As measured by the S&P 500, the stock market declined by 11.9% in 2001, its worst performance since 1974. The NASDAQ Composite Index fell 20.7% in 2001 which, when coupled with the 39% decline in 2000, constitutes that market's worst period since 1973-1974.

Despite this environment, the Whitehall Growth Fund and the Whitehall Growth and Income Fund continued to perform well on a relative basis. The Whitehall Growth Fund declined 13.0% in 2001, essentially keeping pace with the benchmark S&P 500 index and the Whitehall Growth & Income Fund declined 2.8%, outperforming its benchmark and most of its peer funds. Although the past year's performance was negative for both of these Funds, their three and five year records are positive and significantly better than their benchmarks and peers, an important achievement for us as long term investors.
THE ECONOMY

The U.S. economy was officially declared to have entered recession in March 2001. During the third quarter of 2001, the U.S. economy fell at its fastest rate in ten years, with real GDP declining at a negative 1.3% annual rate. The GDP decline was due in part to a steep fall in inventories as companies adjusted output and inventory levels to a lower level of demand. The slump in capital spending and the slowest rise in consumer spending in eight years (up 1.1%) also contributed to weak economic results.

While signs of economic weakness abound, most notably in manufacturing activity and the labor market, recent reports indicate some degree of stabilization and improvement in the economy. Consumer confidence rose in December for the first time in six months; orders for capital goods in recent months have turned higher for the first time since March; the index of leading economic indicators has turned up earnings; estimates are beginning to be revised higher; unemployment claims, while still high, are decelerating; and after months of contracting, the services sector of the economy expanded in November according to the National Association of Purchasing Managers. These reports suggest that the worst in terms of economic news may be behind us, although questions remain as to the strength of any recovery. Although current economic reports are mixed, several important factors have positive implications for the economy going forward. The U.S. Federal Reserve and central banking authorities worldwide have lowered rates aggressively since the beginning of 2001. Historically the typical lag time between the initiation of an easing cycle and visible improvement in the economy has been about twelve months. If such were to hold true in the current cycle, better news on the economy should become increasingly apparent in the months ahead. The average length of a U.S. recession since 1980 has been about nine months which, given the current recession's inception date of March 2001, would also suggest an improving economy as the year progresses.

THE OUTLOOK

With hopes rising that the nine-month-old recession will soon end, market participants have sent stock prices and bond yields higher. Investors have latched onto signs that indicate manufacturing orders and business investment are at least stabilizing if not improving and consumer spending, while slowing, is holding up reasonably well, particularly in the housing and auto sectors.

--------------------------------------------------------------------------------


As we have mentioned in previous letters, the economic weakness of the past 12-18 months had its roots in excesses related to capital investment and asset values, areas less sensitive to stimulus from lower interest rates than housing or personal consumption. In the U.S., capacity utilization stands at only 74.6%, discouraging new investment in many sectors. While inventory excesses particularly in the technology sector of the economy seem well along in the process of being remedied, excess capacity remains in some technology and telecommunications markets. In addition, the growth rate of demand in end markets such as personal computers and cellular handsets is slowing as these industries mature.

Given the factors restraining future growth potential in the consumer and technology sectors, we would not be surprised if the recovery in the economy and corporate profits is more muted this time as compared to the strong V-shaped recoveries which have typically followed past recessions. The recent rise in interest rates and the persistently high level of equity valuations also tempers our outlook for stock market appreciation potential. If we are wrong, it may be that the rebuilding of depleted inventory levels leads to a stronger economic and earnings recovery than we expect. In such a case, all other things equal, the stock market could post a stronger advance than we currently anticipate. Nonetheless, the stock market outlook appears more favorable now than it has for over the past year to eighteen months.

We believe we are well positioned for the market's recovery, gradual though it may be. Historically, early cycle beneficiaries of lower interest rates and an improving economy have been cyclically sensitive stocks, including media, retailing, technology, industrial and business service companies. We are well represented with investments in these sectors. Cash levels were reduced during the quarter and deployed mainly in the purchase of health care stocks. We believe the health care sector, which exhibits the attributes of both defensiveness and stable growth, will do well in an environment of a gradually recovering economy.

The bear market of the past eighteen months has been the most severe since 1973-74. We believe, however, that the September lows may well mark the turning point on the way to recovery. Many signs point toward improvement in the economy and the outlook for corporate earnings. We would reiterate our view that such
improvement  may  be  gradual  and  that  investors   should  set   expectations
accordingly.

NEW ITEMS

The Whitehall High Yield fund which is sub-advised by our affiliate, Fountain Capital Management, LLC, commenced operations on April 2, 2001. We believe that this Fund offers shareholders exposure to an attractive asset class and access to one of the country's premier managers of high yield securities.

CONCLUSION

As you review the performance of each of our Funds on the following pages, you will see that while the year 2001 was difficult, our long-term shareholders have been well served. Nevertheless, we approach the new year with caution, mindful of our dual mandate which is to grow and preserve our clients' wealth by pursuing investments which do not expose you to undue levels of risk.

Respectfully submitted,




/S/ SIGNATURE
Marc Keller
Chief Investment Officer

MANAGEMENT'S DISCUSSION
WHITEHALL FUNDS TRUST
--------------------------------------------------------------------------------
WHITEHALL GROWTH FUND

A $10,000 investment in the Whitehall Growth Fund, made on the inception date, would have increased to $31,966 (as of November 30, 2001). The graph below shows how this compares to our benchmark over the same period. Total return for the Fund was (8.64)% for the year ended November 30, 2001.

The Fund's performance is compared to the Standard & Poor's 500 Stock Index, which reflects the performance of the U.S. Stock Market as a whole. The index is unmanaged, and therefore does not incur the fees associated with a mutual fund, such as investment management and fund administration fees. The performance of the Whitehall Growth Fund is net of all fees.


                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         Whitehall        Standard & Poor's
        Growth Fund       500 Stock Index
2/1/95    $10,000             $10,000
 12/95     13,135              13,406
 12/96     15,845              16,481
 12/97     20,585              21,979
 12/98     25,708              28,266
 12/99     36,644              34,212
 12/00     35,880              31,096
 11/01     31,966              27,165



--------------------------------------------------------------------------------
                              WHITEHALL GROWTH FUND
                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF NOVEMBER 30, 2001*
--------------------------------------------------------------------------------
                                               SINCE INCEPTION
                 1 YEAR            5 YEAR         (2/1/95)
                 (8.64)%           14.62%          18.56%
--------------------------------------------------------------------------------

* Without certain fee waivers, returns would have been lower.

Past performance is not predictive of future results. At any time the investment return and NAV will fluctuate, so that an investor's shares may be worth more or less than the original cost.

MANAGEMENT'S DISCUSSION
WHITEHALL FUNDS TRUST
--------------------------------------------------------------------------------
WHITEHALL GROWTH AND INCOME FUND

A $10,000 investment in the Whitehall Growth and Income Fund, made on the inception date would have increased to $22,752 (as of November 30, 2001). The graph below shows how this compares to our benchmark over the same period. Total return for the Fund was 0.71% for the year ended November 30, 2001.

The Fund's performance is compared to a blended index comprised of 60% S&P 500 Stock Index (the "S&P500") and 40% Lehman Aggregate Bond Index. The S&P 500 reflects the performance of the U.S Stock Market as a whole. The Lehman Aggregate Bond Index reflects the performance of investment-grade fixed income debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of at least 1 year. The Fund's performance was previously compared to a blended index comprised of 40% Lehman Intermediate Government/Credit Bond Index and 60% S&P 500. The Fund's portfolio manager believes that the composition of the Lehman Aggregate Bond Index more accurately reflects the investment focus of the bond portion of the Fund's portfolio. The indices are unmanaged, and therefore do not incur the fees associated with a mutual fund, such as investment management and fund administration fees. The performance of the Whitehall Growth and Income Fund is net of all fees.


                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                   60% S&P 500/
        Whitehall           Lehman Intermediate                     40% Lehman
       Growth and            Government/Credit   Lehman Aggregate   Aggregate
       Income Fund  S&P 500     Bond Index         Bond Index       Bond Index
2/1/95  $10,000    $10,000       $10,000            $10,000          $10,000
 12/95   12,222     13,406        11,342             11,618           12,691
 12/96   13,721     16,481        11,801             12,039           14,622
 12/97   16,048     21,979        12,729             13,201           18,113
 12/98   18,922     28,266        13,804             14,348           21,849
 12/99   22,093     34,212        13,817             14,231           24,535
 12/00   23,087     31,096        15,455             15,886           24,336
 11/01   22,752     27,165        16,901             17,338           23,379



--------------------------------------------------------------------------------
                          WHITEHALL GROWTH AND INCOME FUND
                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF NOVEMBER 30, 2001*
--------------------------------------------------------------------------------
                                               SINCE INCEPTION
                 1 YEAR            5 YEAR         (2/1/95)
                  0.71%            10.54%          12.79%
--------------------------------------------------------------------------------

* Without certain fee waivers, returns would have been lower.
Past performance is not predictive of future results. At any time the investment return and NAV will fluctuate, so that an investor's shares may be worth more or less than the original cost.

MANAGEMENT'S DISCUSSION
WHITEHALL FUNDS TRUST
--------------------------------------------------------------------------------
WHITEHALL HIGHYIELD FUND

A $10,000 investment in the Whitehall High Yield Fund, made on the inception date would have increased to $10,056 (as of November 30, 2001). The graph below shows how this compares to our benchmark over the same period. Total return for the Fund was 0.56% for the period ended November 30, 2001.

The Fund's performance is compared to the Salomon High Yield Bond Index. The index includes cash-pay, deferred interest and Rule 144A bonds. The bonds must have a remaining maturity of at least one year, a minimum amount outstanding of $100 million and a speculative-grade rating by both Moody's Investor Services and Standard &Poor's. The index is unmanaged, and therefore does not incur the fees associated with a mutual fund, such as investment management and fund administration fees. The performance of the Whitehall High Yield Fund is net of all fees.


                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           Whitehall        Solomon
          High Yield       High Yield
             Fund          Bond Index
 4/2/01    $10,000          $10,000
4/30/01      9,853           10,069
   5/01     10,011           10,059
   6/01      9,737            9,781
   7/01      9,918            9,965
   8/01     10,053           10,034
   9/01      9,329            9,364
  10/01      9,639            9,651
  11/01     10,005           10,056



--------------------------------------------------------------------------------
                            WHITEHALL HIGH YIELD FUND
                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF NOVEMBER 30, 2001*
--------------------------------------------------------------------------------
                                               SINCE INCEPTION
                 1 YEAR            3 YEAR         (4/2/01)
                  N/A               N/A            0.56%
--------------------------------------------------------------------------------

* Without certain fee waivers, returns would have been lower.
Past performance is not predictive of future results. At any time the investment return and NAV will fluctuate, so that an investor's shares may be worth more or less than the original cost.

MANAGEMENT'S DISCUSSION
WHITEHALL FUNDS TRUST
--------------------------------------------------------------------------------
WHITEHALL INCOME FUND

A $10,000 investment in the Whitehall Income Fund, made on the inception date would have increased to $15,367 (as of November 30, 2001). The graph below shows how this compares to our benchmark over the same period. Total return for the Fund was 9.21% for the year ended November 30, 2001.

The Fund's performance is compared to the Lehman Aggregate Bond Index. The Lehman Aggregate Bond Index reflects the performance of investment-grade fixed income debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of at least one year. The Fund's benchmark was changed during the year from Lehman Intermediate Government/Credit Bond Index to the Lehman Aggregate Bond Index. The Fund's portfolio manager believes that the composition of the Lehman Aggregate Bond Index more accurately reflects the Fund's investment focus. The indices are unmanaged, and therefore do not incur the fees associated with a mutual fund, such as investment management and fund administration fees. The performance of the Whitehall Income Fund is net of all fees.


                                [GRAPHIC OMITTED]
               EDGAR REPRESENTATION OF DATA POINTS USED INP RINTED GRAPHIC

                         Lehman
        Whitehall     Intermediate       Lehman
         Income    Government/Credit    Aggregate
          Fund         Bond Index       Bond Index
2/1/95   $10,000        10,000            10,000
 12/95    11,359        11,342            11,618
 12/96    11,612        11,801            12,040
 12/97    12,646        12,729            13,202
 12/98    13,752        13,804            14,349
 12/99    13,381        13,817            14,231
 12/00    14,071        15,156            15,886
 11/01    15,367        16,901            17,338



--------------------------------------------------------------------------------
                              WHITEHALL INCOME FUND
                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF NOVEMBER 30, 2001*
--------------------------------------------------------------------------------
                                                SINCE INCEPTION
                 1 YEAR            5 YEAR         (2/1/95)
                  9.21%             5.59%           6.50%
--------------------------------------------------------------------------------

* Without certain fee waivers, returns would have been lower.
Past performance is not predictive of future results. At any time the investment return and NAV will fluctuate, so that an investor's shares may be worth more or less than the original cost.

WHITEHALL FUNDS TRUST
GROWTH FUND
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2001
--------------------------------------------------------------------------------

   SHARES                                          VALUE
  --------                                        -------
 COMMON STOCKS - 90.58%
              BANKING - 2.79%
    95,000    Wells Fargo & Co.............    $ 4,066,000
                                               -----------
              BEVERAGES - 0.89%
    26,700    PepsiCo, Inc.................      1,298,421
                                               -----------
              COMPUTERS - 3.71%
   200,000    EMC Corp./Mass.*.............      3,358,000
    53,400    Gateway, Inc.*...............        501,960
    71,200    Hewlett-Packard Co...........      1,565,688
                                               -----------
                                                 5,425,648
                                               -----------
              DIVERSIFIED MANUFACTURING - 3.85%
   100,000    General Electric Co..........      3,850,000
    53,400    Honeywell International, Inc.      1,769,676
                                               -----------
                                                 5,619,676
                                               -----------
              ENTERTAINMENT - 2.27%
   130,000    Fox Entertainment Group, Inc.,
              Class A*.....................      3,317,600
                                               -----------
              FINANCIAL SERVICES - 5.07%
    53,400    Household International, Inc.      3,150,066
    85,000    Merrill Lynch & Co., Inc.....      4,257,650
                                               -----------
                                                 7,407,716
                                               -----------
              HEALTH CARE - 5.28%
    60,000    Baxter International, Inc....      3,120,000
    67,125    Cardinal Health, Inc.........      4,585,980
                                               -----------
                                                 7,705,980
                                               -----------
              HOUSEHOLD PRODUCTS - 2.13%
    53,400    Colgate-Palmolive Co.........      3,116,424
                                               -----------
              INSURANCE - 3.65%
    64,750    American International
              Group, Inc...................      5,335,400
                                               -----------
              MULTIMEDIA - 7.12%
   104,750    AOL Time Warner, Inc.*.......      3,655,775
    38,000    Comcast Corp., Class A*......      1,444,000
   270,000    Liberty Media Corp.*.........      3,550,500
    40,000    Viacom Inc., Class A*........      1,749,200
                                               -----------
                                                10,399,475
                                               -----------


   SHARES                                          VALUE
  --------                                        -------
              OIL AND GAS - 3.19%
    78,606    Exxon Mobil Corp.............    $ 2,939,865
    80,000    Halliburton Co...............      1,714,400
                                               -----------
                                                 4,654,265
                                               -----------
              PHARMACEUTICALS - 9.38%
    94,300    Amgen, Inc.*.................      6,264,349
    65,000    Bristol-Myers Squibb Co......      3,494,400
    91,000    Pfizer, Inc..................      3,941,210
                                               -----------
                                                13,699,959
                                               -----------
              RESTAURANTS - 2.31%
   125,700    McDonald's Corp..............      3,373,788
                                               -----------
              RETAIL - 7.53%
   120,000    Costco Wholesale Corp.*......      4,905,600
   110,000    Kroger Co.*..................      2,785,200
    60,000    Wal-Mart Stores, Inc.........      3,309,000
                                               -----------
                                                10,999,800
                                               -----------
              SEMICONDUCTORS - 16.44%
   213,600    Altera Corp.*................      4,861,536
   106,800    Intel Corp...................      3,488,088
   124,600    Maxim Integrated Products,
              Inc.*........................      6,829,326
    53,400    Micron Technology, Inc.*.....      1,450,344
    80,000    Texas Instruments, Inc.......      2,564,000
   133,500    Xilinx, Inc.*................      4,820,685
                                               -----------
                                                24,013,979
                                               -----------
              TECHNOLOGY - 13.72%
   115,700    Applied Materials, Inc.*.....      4,597,918
   160,000    ASM Lithography Holding N.V.*      2,785,600
   220,000    Cisco Systems, Inc.*.........      4,496,800
    25,000    Microsoft Corp.*.............      1,605,250
   100,100    Molex, Inc...................      2,876,874
    10,000    Molex, Inc., Class A.........        249,800
    90,000    Novellus Systems, Inc.*......      3,426,300
                                               -----------
                                                20,038,542
                                               -----------
              TELECOMMUNICATIONS - 1.25%
    53,400    Sprint Corp. (FON Group).....      1,163,586
    26,700    Sprint Corp. (PCS Group)*....        666,165
                                               -----------
                                                 1,829,751
                                               -----------
              TOTAL COMMON STOCKS .........    132,302,424
                                               -----------
              (Cost $88,198,271)





                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

WHITEHALL FUNDS TRUST
GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) - NOVEMBER 30, 2001
--------------------------------------------------------------------------------

   SHARES                                          VALUE
  --------                                        -------
 CASH EQUIVALENTS - 9.88%
14,437,535    Bank of New York
              Cash Reserve Fund............   $ 14,437,535
                                              ------------
              TOTAL CASH EQUIVALENTS ......     14,437,535
                                              ------------
              (Cost $14,437,535)

              TOTAL INVESTMENTS - 100.46%..    146,739,959
                                              ------------
              (Cost $102,635,806)

              LIABILITIES IN EXCESS OF
              OTHER ASSETS - (0.46)%.......       (668,416)
                                              ------------
              NET ASSETS - 100.0%..........   $146,071,543
                                              ============

-------------------------------------------
 * Non-income producing security.



                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

WHITEHALL FUNDS TRUST
GROWTH AND INCOME FUND
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2001
--------------------------------------------------------------------------------


    SHARES                                          VALUE
   --------                                        -------
 COMMON STOCKS - 53.57%
              BANKING - 1.60%
    25,000    Wells Fargo & Co.............    $ 1,070,000
                                               -----------
              BEVERAGES - 1.96%
    27,000    PepsiCo, Inc.................      1,313,010
                                            -----------
              COMPUTERS - 2.02%
    45,000    EMC Corp./Mass.*.............        755,550
    27,200    Hewlett-Packard Co...........        598,128
                                            -----------
                                                 1,353,678
                                            -----------
              DIVERSIFIED MANUFACTURING - 3.18%
    39,900    General Electric Co..........      1,536,150
    18,000    Honeywell International, Inc.        596,520
                                               -----------
                                                 2,132,670
                                               -----------
              ELECTRONICS - 0.21%
     5,187    Agilent Technologies, Inc.*..        141,449
                                               -----------
              ENTERTAINMENT - 0.95%
    25,000    Fox Entertainment Group, Inc.,
              Class A *....................        638,000
                                               -----------
              FINANCIAL SERVICES - 1.76%
    20,000    Household International, Inc.      1,179,800
                                               -----------
              HEALTH CARE - 3.00%
    24,000    Baxter International, Inc....      1,248,000
    10,752    Cardinal Health, Inc.........        734,577
       800    Zimmer Holdings, Inc. *......         25,808
                                               -----------
                                                 2,008,385
                                               -----------
              HOUSEHOLD PRODUCTS - 1.39%
    16,000    Colgate-Palmolive Co.........        933,760
                                               -----------
              INSURANCE - 2.31%
    18,750    American International
              Group, Inc...................      1,545,000
                                               -----------
              MULTIMEDIA - 0.94%
    18,000    AOL Time Warner, Inc.*.......        628,200
                                               -----------
              OIL AND GAS - 2.89%
    51,722    Exxon Mobil Corp.............      1,934,403
                                               -----------
              PHARMACEUTICALS - 5.56%
    30,000    Amgen, Inc.*.................      1,992,900
     8,000    Bristol-Myers Squibb Co......        430,080
    30,000    Pfizer, Inc..................      1,299,300
                                               -----------
                                                 3,722,280
                                               -----------


    SHARES                                          VALUE
   --------                                        -------
              RESTAURANTS - 1.40%
    35,000    McDonald's Corp..............     $  939,400
                                               -----------
              RETAIL - 4.65%
    25,000    Costco Wholesale Corp.*......      1,022,000
    12,000    CVS Corp.....................        323,400
    41,600    Kroger Co.*..................      1,053,312
    13,000    Wal-Mart Stores, Inc.........        716,950
                                               -----------
                                                 3,115,662
                                               -----------
              SEMICONDUCTORS - 12.59%
    80,000    Altera Corp.*................      1,820,800
    30,000    Intel Corp...................        979,800
    54,000    Maxim Integrated Products,
              Inc.*........................      2,959,740
    24,000    Micron Technology, Inc.*.....        651,840
    56,000    Xilinx, Inc.*................      2,022,160
                                               -----------
                                                 8,434,340
                                               -----------
              TECHNOLOGY - 7.16%
    44,000    Applied Materials, Inc.*.....      1,748,560
    40,000    Cisco Systems, Inc.*.........        817,600
    31,250    Molex, Inc...................        898,125
    35,000    Novellus Systems, Inc.*......      1,332,450
                                               -----------
                                                 4,796,735
                                               -----------
              TOTAL COMMON STOCKS .........     35,886,772
                                               -----------
              (Cost $20,542,898)

                                        CREDIT
   PAR VALUE                            RATINGS+
   ---------                            --------
 CORPORATE OBLIGATIONS - 25.30%
              BANKING - 4.17%
$  600,000    Bank One Corp.,
              Subordinated Notes
              5.900%, 11/15/11.......    A1/A-     588,501
 1,000,000    Deutsche Ausgleichsbank
              6.500%, 09/15/04.......  N/A/AAA   1,062,435
   500,000    Santander Financial
              Issuances, Yankee
              7.875%, 04/15/05.......     A1/A     544,885
   600,000    Wachovia Corp.
              4.950%, 11/01/06.......     A1/A     595,247
                                               -----------
                                                 2,791,068
                                               -----------





                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

WHITEHALL FUNDS TRUST
GROWTH AND INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) - NOVEMBER 30, 2001
--------------------------------------------------------------------------------

                                                CREDIT
  PAR VALUE                                    RATINGS+    VALUE
  ---------                                   ---------   -------
               BEVERAGES - 0.78%
$  500,000    Anheuser-Busch
              Cos., Inc., Debentures
              7.000%, 12/01/25.......           A1/A+  $  524,781
                                                       ----------
              FINANCIAL SERVICES - 5.01%
   750,000    AIG SunAmerica
              Global Financing VI
              6.300%, 05/10/11 (A)...         Aaa/AAA     777,127
   500,000    General Electric Capital Corp.,
              Series A, MTN
              6.125%, 02/22/11.......         Aaa/AAA     519,936
   650,000    General Motors
              Acceptance Corp.
              6.125%, 09/15/06.......         A2/BBB+     652,259
   400,000    General Motors
              Acceptance Corp.
              3.906%, 01/16/02, MTN (B)       A2/BBB+     400,858
   500,000    KFW International
              Finance Corp.
              5.250%, 06/28/06.......         Aaa/AAA     511,950
   500,000    Starwood Financial, Inc.,
              REIT
              6.750%, 03/01/03.......         Ba1/BB+     497,658
                                                       ----------
                                                        3,359,788
                                                       ----------
              INDUSTRIAL GOODS AND SERVICES - 0.70%
   450,000    Westvaco Corp., Debentures
              7.000%, 08/15/23.......        Baa1/BBB     469,431
                                                       ----------
              INSURANCE - 1.86%
   650,000    Associated P&C Holdings,
              Senior Notes
              6.750%, 07/15/03 (A)...          Baa1/A     670,513
   875,000    Trenwick Capital Trust I
              8.820%, 02/01/37.......        Ba1/BBB-     572,882
                                                       ----------
                                                        1,243,395
                                                       ----------
              MULTIMEDIA - 1.59%
   500,000    Univision Commerce, Inc.,
              Senior Notes
              7.850%, 07/15/11 (A)...        Baa3/BB+     514,793
   500,000    Viacom, Inc., Senior Notes
              7.700%, 07/30/10.......           A3/A-     553,009
                                                       ----------
                                                        1,067,802
                                                       ----------

                                                CREDIT
   PAR VALUE                                   RATINGS+    VALUE
   ---------                                  ---------   -------
              OIL AND GAS-- 2.08%
$  350,000    Amoco Canada Petroleum Co.,
              Yankee
              7.950%, 10/01/22.......         Aa1/AA+  $  373,846
   850,000    Golden State Petroleum
              Transport Corp., First Mortgage
              8.040%, 02/01/19.......        Baa2/BB+     838,584
   167,000    Imperial Oil, Ltd.,
              Debenture, Yankee
              8.750%, 10/15/19.......         Aa1/AA+     178,823
                                                       ----------
                                                        1,391,253
                                                       ----------
              PHARMACEUTICALS-- 1.09%
   700,000    Abbott Laboratories Corp.
              5.625%, 07/01/06.......          Aa3/AA     727,927
                                                       ----------
              RETAIL -- 1.20%
   800,000    Wal-Mart Stores, Inc.,
              Senior Notes
              3.250%, 09/29/03.......          Aa2/AA     804,118
                                                       ----------
              TELECOMMUNICATIONS -- 1.07%
   700,000    WorldCom, Inc.
              8.250%, 05/15/31.......         A3/BBB+     717,928
                                                       ----------
              TRANSPORTATION -- 2.27%
   500,000    Burlington Northern
              Santa Fe Corp.
              6.750%, 07/15/11.......       Baa2/BBB+     516,111
   650,000    Norfolk Southern Corp.
              7.050%, 05/01/04.......        Baa1/BBB     696,101
   300,000    Norfolk Southern Railway,
              Equipment Trust
              5.950%, 04/01/07.......           Aa3/A     306,730
                                                       ----------
                                                        1,518,942
                                                       ----------
              UTILITIES-- 3.48%
   750,000    Consumers Energy Co.,
              First Mortgage
              2.991%, 11/15/02 (B)...       Baa3/BBB+     749,330
   800,000    Monongahela Power Co.
              5.000%, 10/01/06.......           A1/A+     793,954
   800,000    New Valley Generation II,
              Series 2001
              5.572%, 05/01/20.......         Aaa/AAA     786,600
                                                       ----------
                                                        2,329,884
                                                       ----------
              TOTAL CORPORATE OBLIGATIONS ......       16,946,317
                                                       ----------
              (Cost $16,710,710)


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

WHITEHALL FUNDS TRUST
GROWTH AND INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) - NOVEMBER 30, 2001
--------------------------------------------------------------------------------

                                                CREDIT
   PAR VALUE                                   RATINGS+     VALUE
   ---------                                  ---------   -------


 U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 15.02%
              FEDERAL HOME LOAN
              MORTGAGE CORPORATION - 2.80%
$  100,000    7.000%, 03/15/10.......         Aaa/AAA  $  110,984
   707,294    Gold Pool #E0061
              6.000%, 01/01/14.......         Aaa/AAA     720,997
 1,000,000    Series 2323, Class PI
              6.500%, 07/31/31.......         Aaa/AAA   1,042,110
                                                       ----------
                                                        1,874,091
                                                       ----------
              FEDERAL NATIONAL
              MORTGAGE ASSOCIATION - 6.31%
       249    Series 1993-251, Class VB
              6.500%, 08/25/04.......         Aaa/AAA         256
   500,000    5.250%, 06/15/06.......         Aaa/AAA     515,485
   650,000    4.375%, 10/15/06.......         Aaa/AAA     644,782
   708,964    Pool #535151
              7.500%, 02/01/15.......         Aaa/AAA     743,305
 1,000,000    6.000%, 01/31/17 (C)...         Aaa/AAA   1,012,188
   315,710    Series 20001-1, Class A
              7.000%, 04/18/28.......         Aaa/AAA     325,355
 1,000,000    6.000%, 01/31/32 (C)...         Aaa/AAA     985,625
                                                       ----------
                                                        4,226,996
                                                       ----------
              GOVERNMENT NATIONAL
              MORTGAGE ASSOCIATION - 1.03%
   348,961    Pool #485907
              6.500%, 04/15/31.......         Aaa/AAA     354,320
   329,354    Pool #554752
              6.500%, 04/15/31.......         Aaa/AAA     334,412
                                                       ----------
                                                          688,732
                                                       ----------
              U.S. TREASURY NOTES-- 4.88%
   400,000    3.625%, 08/31/03.......         Aaa/AAA     406,344
 1,200,000    2.750%, 09/30/03.......         Aaa/AAA   1,200,187
 1,000,000    2.750%, 10/31/03.......         Aaa/AAA   1,000,000
   650,000    5.000%, 02/15/11.......         Aaa/AAA     661,857
                                                       ----------
                                                        3,268,388
                                                       ----------
              TOTAL U.S. GOVERNMENT
              AND AGENCY OBLIGATIONS ......            10,058,207
                                                       ----------
              (Cost $9,935,531)


                                                CREDIT
   PAR VALUE                                   RATINGS+     VALUE
   ---------                                  ---------   -------
 ASSET-BACKED SECURITIES - 7.26%
$ 124,419     ABN AMRO Mortgage Corp.,
              Series 2000-1, Class A4
              7.650%, 02/25/30.......         Aaa/AAA  $  125,011
   650,000    ANRC Auto Owner Trust,
              Series 2001-A, Class A4
              4.320%, 06/16/08.......         Aaa/AAA     652,827
   574,087    Citicorp Mortgage
              Securities, Inc.,
              Series 2001-10,  Class 1A1
              6.500%, 07/25/31.......          AAA/NR     585,735
   650,000    DVI Receivables Corp.,
              Series 2001-1, Class A3
              5.137%, 11/11/04.......          Aaa/NR     668,184
   500,000    Household Automotive Trust IV,
              Series 2000-1, Class A4
              7.480%, 12/18/06.......         Aaa/AAA     534,445
   500,000    MBNA Master Credit Card Trust,
              Series 1999-G, Class A
              6.350%, 12/15/06.......         Aaa/AAA     529,755
   750,000    Morgan Stanley
              Dean Witter Capital,
              Series 2001-IQA, Class A2
              5.330%, 12/18/32.......             Aaa     746,476
   500,000    PSE&G Transition Funding LLC,
              Series 2001-1, Class A3
              5.980%, 06/15/08.......         Aaa/AAA     524,921
   500,000    Reliant Energy
              Transition Bond Co.,
              Series 2001-1, Class A3
              5.160%, 09/15/11.......         Aaa/AAA     493,966
                                                       ----------
              TOTAL ASSET-BACKED SECURITIES             4,861,320
                                                       ----------
              (Cost $4,758,674)



                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

WHITEHALL FUNDS TRUST
GROWTH AND INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) - NOVEMBER 30, 2001
--------------------------------------------------------------------------------

    SHARES                                                 VALUE
   -------                                                -------
 CASH EQUIVALENTS - 1.70%
 1,140,188    Bank of New York
              Cash Reserve Fund (D)........           $ 1,140,188
                                                      -----------
              TOTAL CASH EQUIVALENTS ......             1,140,188
                                                      -----------
              (Cost $1,140,188)
              TOTAL INVESTMENTS - 102.85%              68,892,804
                                                      -----------
              (Cost $53,088,001)
              LIABILITIES IN EXCESS OF
              OTHER ASSETS - (2.85)%.......            (1,907,404)
                                                      -----------
              NET ASSETS - 100.0%..........           $66,985,400
                                                      ===========
  ----------------------------------
 *    Non-income producing security.
 (A) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At November 30, 2001, these securities amounted to $1,962,433 or 2.93% of net assets.
 (B) Variable Rate Security. Interest rate presented represents the rate currently in effect.
 (C)  when-issued security.
 (D)  Segregated as collateral for when-issued securities.
 REIT Real Estate Investment Trust
 +    See page 18 for Credit Rating Summary (unaudited)

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

WHITEHALL FUNDS TRUST
HIGH YIELD FUND
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2001
--------------------------------------------------------------------------------

                                                CREDIT
   PAR VALUE                                   RATINGS+    VALUE
   ---------                                  ---------   -------
 CORPORATE OBLIGATIONS - 88.82%
              AEROSPACE AND DEFENSE - 1.16%
  $ 50,000    Alliant Techsystems, Inc.,
              Senior Subordinated Notes
              8.500%, 05/15/11.......            B2/B   $  53,000
                                                        ---------
              AUTOMOTIVE - 2.26%
    50,000    AutoNation, Inc., Senior Notes
              9.000%, 08/01/08 (A)...         Ba2/BB+      51,250
    50,000    Sonic Automotive, Inc.,
              Senior Subordinated Notes,
              Series B
              11.000%, 08/01/08......           B2/B+      52,000
                                                        ---------
                                                          103,250
                                                        ---------
              CHEMICALS - 5.55%
    50,000    Applied Extrusion
              Technologies, Series B
              10.750%, 07/01/11......            B2/B      53,500
    50,000    IMC Global, Inc., Senior Notes
              11.250%, 06/01/11 (A)..          Ba1/BB      53,500
   100,000    Lyondell Chemical Co.,
              Senior Subordinated Notes
              10.875%, 05/01/09......           B2/B+      95,000
    50,000    Millenium America, Inc.
              9.250%, 06/15/08.......        Ba1/BBB-      51,750
                                                        ---------
                                                          253,750
                                                        ---------
              COMMERCIAL SERVICES - 4.55%
    50,000    Integrated Electric
              Services, Inc., Series B
              9.375%, 02/01/09.......           B2/B-      46,250
   100,000    (North America) United
              Rentals, Inc.
              10.750%, 04/15/08 (A)..           B1/BB     109,250
    50,000    Ownes and Minor, Inc.,
              Senior Subordinated Notes
              8.500%, 07/15/11 (A)...          Ba3/B+      52,750
                                                        ---------
                                                          208,250
                                                        ---------
              COMMUNICATIONS - 10.05%
   200,000    Charter Communications
              Holdings LLC, Senior
              Discount Notes, Step Coupon
              10.80%, 04/01/11 (B)...           B2/B+     149,000
   100,000    CSC Holdings, Inc., PIK
              11.125%, 04/01/08......          Ba3/B+     104,345


                                                CREDIT
   PAR VALUE                                   RATINGS+    VALUE
   ---------                                  ---------   -------

              COMMUNICATIONS (CONTINUED)
  $100,000    Echostar DBS Corp.,
              Senior Notes
              9.375%, 02/01/09.......           B1/B+  $  105,250
   100,000    Rogers Communications, Inc.,
              Yankee, Senior Notes
              8.875%, 07/15/07.......         Ba1/BB-     101,000
                                                        ---------
                                                          459,595
                                                        ---------
              CONSUMER SERVICES- 2.37%
    50,000    Avis Group Holdings, Inc.,
              Senior Subordinated Notes
              11.000%, 05/01/09......       Baa3/BBB-      53,500
    50,000    Stewart Enterprises, Inc.,
              Senior Subordinated Notes
              10.750%, 07/01/08......           B2/B+      54,750
                                                        ---------
                                                          108,250
                                                        ---------
              ELECTRONICS- 2.36%
   100,000    Flextronics International Ltd.,
              Yankee, Senior
              Subordinated Notes
              9.875%, 07/01/10.......         Ba2/BB-     108,000
                                                        ---------
              FOREST AND PAPER PRODUCTS - 4.65%
    50,000    Packaging Corp. of America,
              Senior Subordinated Notes
              9.625%, 04/01/09.......         Ba2/BB-      55,000
    50,000    Riverwood International Co.,
              Senior Notes
              10.625%, 08/01/07......           B3/B-      53,250
   100,000    Tembec Finance Corp.,
              Yankee, Senior Notes
              9.875%, 09/30/05.......         Ba1/BB+     104,500
                                                        ---------
                                                          212,750
                                                        ---------
              HEALTH CARE -- 5.94%
    100,000   HCA - The Healthcare Co.
              8.750%, 09/01/10.......         Ba1/BB+     111,000
    50,000    Insight Health Services, Inc.,
              Senior Subordinated Notes
              9.875%, 11/01/11 (A)...           B3/B-      52,500
   100,000    Tenet Healthcare Corp.,
              Senior Subordinated Notes,
              Series B
              8.125%, 12/01/08.......        Ba1/BBB-     108,000
                                                        ---------
                                                          271,500
                                                        ---------



                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

WHITEHALL FUNDS TRUST
HIGH YIELD FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) - NOVEMBER 30, 2001
--------------------------------------------------------------------------------

                                               CREDIT
   PAR VALUE                                   RATINGS+    VALUE
   ---------                                  ---------   -------
              HOME BUILDERS - 3.39%
  $100,000    DR Horton, Inc., Senior
              Subordinated Notes
              9.375%, 03/15/11.......          Ba2/B+  $  103,500
    50,000    WCI Communities, Inc.,
              Senior Subordinated Notes
              10.625%, 02/15/11......            B1/B      51,625
                                                          -------
                                                          155,125
                                                          -------
              INDUSTRIAL - 1.16%
    50,000    Briggs and Stratton Corp.
              8.875%, 03/15/11.......        Ba1/BBB-      52,875
                                                          -------
              LEISURE - 11.07%
   100,000    Bally Total Fitness
              Holding Corp., Series D,
              Senior Subordinated Notes
              9.875%, 10/15/07.......           B2/B-     103,000
   100,000    Harrahs Operating Co., Inc.,
              Senior Subordinated Notes
              7.875%, 12/15/05.......         Ba1/BB+     105,250
   100,000    MGM Mirage, Inc.,
              Senior Subordinated Notes
              9.750%, 06/01/07.......          Ba/BB+     106,375
   100,000    Park Place Entertainment Corp.,
              Senior Subordinated Notes
              7.875%, 12/15/05.......         Ba1/BB+     101,000
    50,000    Six Flags, Inc., Senior
              Discount Notes, Step Coupon
              10.54%, 04/01/08 (B)...            B3/B      42,625
    50,000    Vail Resorts, Inc.,
              Senior Subordinated Notes
              8.750%, 05/15/09.......           Ba3/B      48,000
                                                          -------
                                                          506,250
                                                          -------
              LODGING -- 5.31%
   100,000    Felcor Suites LP, REIT
              7.375%, 10/01/04.......          Ba3/BB      99,000
   150,000    HMH Properties,
              Series A, Senior Notes
              7.875%, 08/01/05.......          Ba3/BB     143,625
                                                          -------
                                                          242,625
                                                          -------
              MULTIMEDIA -- 2.31%
   100,000    Mediacom LLC, Senior Notes
              9.500%, 01/15/13.......           B2/B+     105,750
                                                          -------


                                               CREDIT
   PAR VALUE                                   RATINGS+    VALUE
   ---------                                  ---------   -------
              OIL AND GAS-- 4.29%
  $100,000    BRL Universal Equipment,
              Senior Notes
              8.875%, 02/15/08.......         Ba3/BB-   $ 105,000
    50,000    Key Energy Services, Inc.,
              Series B
              8.375%, 03/01/08.......         Ba3/BB-      50,625
    50,000    Lone Star Technologies,
              Series B
              9.000%, 06/01/11.......           B2/B+      40,563
                                                        ---------
                                                          196,188
                                                        ---------
              TECHNOLOGY -- 2.22%
    50,000    Unisys Corp., Senior Notes
              8.125%, 06/01/06.......         Ba1/BB+      51,125
    50,000    Unisys Corp., Senior Notes
              7.875%, 04/01/08.......         Ba1/BB+      50,500
                                                        ---------
                                                          101,625
                                                        ---------
              TELECOMMUNICATIONS-- 12.44%
   100,000    Adelphia Communications,
              Senior Notes
              10.250%, 06/15/11......           B2/B+     101,000
    50,000    Allegiance Telecom, Inc.,
              Senior Notes
              12.875%, 05/15/08......            B3/B      37,500
    50,000    American Tower Corp.,
              Senior Notes
              9.375%, 02/01/09.......           B3/B-      42,500
    50,000    Asia Global Crossing Ltd.,
              Senior Notes
              13.375%, 10/15/10......         Ca/CCC+      16,500
   100,000    Crown Castle International
              Corp., Senior Notes
              9.375%, 08/01/11.......            B3/B      96,250
   100,000    Global Crossing Holding Ltd.
              8.700%, 08/01/07.......          Ca/CCC      12,000
    50,000    McLeodUSA, Inc.,
              Senior Notes
              11.375%, 01/01/09......            Ca/C       7,500
   200,000    Nextel Communications, Inc.,
              Senior Discount Notes,
              Step Coupon
              14.08%, 02/15/08 (B)...            B1/B   146,000


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

WHITEHALL FUNDS TRUST
HIGH YIELD FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) - NOVEMBER 30, 2001
--------------------------------------------------------------------------------

                                               CREDIT
   PAR VALUE                                   RATINGS+    VALUE
   ---------                                  ---------   -------
              TELECOMMUNICATIONS (CONTINUED)
  $ 50,000    TeleCorp PCS, Inc.,
              Senior Subordinated Notes
              10.625%, 07/15/10......           B3/NA   $  58,500
    50,000    Triton PCS, Inc.,
              Senior Subordinated Notes
              8.750%, 11/15/11 (A)...           B2/B-      51,000
                                                        ---------
                                                          568,750
                                                        ---------
              UTILITIES - 5.49%
   100,000    AES Corp., Senior Notes
              9.500%, 06/01/09.......          Ba1/BB      99,500
   100,000    Calpine Canada Energy
              Finance ULC, Senior Notes
              8.500%, 05/01/08.......        Baa3/BB+      99,548
    50,000    CMS Energy Corp.,
              Senior Notes
              8.900%, 07/15/08.......          Ba3/BB      52,164
                                                        ---------
                                                          251,212
                                                        ---------
              WASTE DISPOSAL - 2.25%
   100,000    Allied Waste North America,
              Series B, Senior
              Subordinated Notes
              10.000%, 08/01/09......           B2/B+     103,000
                                                        ---------
              TOTAL CORPORATE OBLIGATIONS .             4,061,745
                                                        ---------
              (Cost $4,157,905)



    SHARES                                                 VALUE
   -------                                                -------
 CASH EQUIVALENTS -- 8.62%
   394,397    Bank of New York
              Cash Reserve Fund............            $  394,397
                                                       ----------
              TOTAL CASH EQUIVALENTS ......               394,397
                                                       ----------
              (Cost $394,397)

              TOTAL INVESTMENTS - 97.44%  .             4,456,142
                                                       ----------
              (Cost $4,552,302)

              OTHER ASSETS
              NET OF LIABILITIES - 2.56%...               117,163
                                                       ----------
              NET ASSETS - 100.0%..........            $4,573,305
                                                       ==========

  -----------------------------
 (A) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At November 30, 2001, these securities amounted to $370,250 or 8.10% of net assets.
 (B) Interest rate presented represents annualized yield at time of purchase. PIK Payment in Kind
 REIT Real Estate Investment Trust
 +    See page 18 for Credit Rating Summary (unaudited)


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

WHITEHALL FUNDS TRUST
INCOME FUND
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2001
--------------------------------------------------------------------------------

                                                CREDIT
 PAR VALUE                                     RATINGS+    VALUE
 ---------                                    ---------   -------
 CORPORATE OBLIGATIONS - 54.06%
              BANKING - 6.89%
 $ 600,000    Bank One Corp.,
              Subordinated Notes
              5.900%, 11/15/11.......           A1/A-  $  588,501
   600,000    Santander Financial
              Issuances, Yankee
              7.875%, 04/15/05.......            A1/A     653,862
   600,000    Wachovia Corp.
              4.950%, 11/01/06.......            A1/A     595,247
                                                       ----------
                                                        1,837,610
                                                       ----------
              BEVERAGES - 1.97%
   500,000    Anheuser-Busch
              Cos., Inc., Debentures
              7.000%, 12/01/25.......           A1/A+     524,781
                                                       ----------
              FINANCIAL SERVICES - 12.59%
   750,000    AIG SunAmerica
              Global Financing VI
              6.300%, 05/10/11 (A)...         Aaa/AAA     777,127
   500,000    General Electric Capital Corp.,
              Series A, MTN
              6.125%, 02/22/11.......         Aaa/AAA     519,936
   400,000    General Motors
              Acceptance Corp., MTN
              3.906%, 01/16/02 (B)...         A2/BBB+     400,858
   650,000    General Motors
              Acceptance Corp.
              6.125%, 09/15/06.......         A2/BBB+     652,259
   500,000    KFW International Finance Corp.
              5.250%, 06/28/06.......         Aaa/AAA     511,950
   500,000    Starwood Financial, Inc. REIT
              6.750%, 03/01/03.......         Ba1/BB+     497,658
                                                       ----------
                                                        3,359,788
                                                       ----------
              INDUSTRIAL GOODS AND SERVICES - 1.76%
   450,000    Westvaco Corp., Debentures
              7.000%, 08/15/23.......        Baa1/BBB     469,431
                                                       ----------
              INSURANCE - 4.66%
   650,000    Associated P&C Holdings,
              Senior Notes
              6.750%, 07/15/03 (A)...          Baa1/A     670,513
   875,000    Trenwick Capital Trust I
              8.820%, 02/01/37.......        Ba1/BBB-     572,882
                                                       ----------
                                                        1,243,395
                                                       ----------

                                                CREDIT
 PAR VALUE                                     RATINGS+    VALUE
 ---------                                    ---------   -------
              MULTIMEDIA - 5.45%
 $ 500,000    Univision Commerce, Inc.,
              Senior Notes
              7.850%, 07/15/11 (A)...        Baa3/BB+  $  514,793
   850,000    Viacom, Inc., Senior Notes
              7.700%, 07/30/10.......           A3/A-     940,115
                                                       ----------
                                                        1,454,908
                                                       ----------
              OIL AND GAS - 3.14%
   850,000    Golden State Petroleum
              Transport Corp.,
              First Mortgage
              8.040%, 02/01/19.......        Baa2/BB+     838,585
                                                        ----------
              PHARMACEUTICALS - 2.73%
   700,000    Abbott Laboratories Corp.
              5.625%, 07/01/06.......          Aa3/AA     727,927
                                                       ----------
              RETAIL - 1.88%
   500,000    Wal-Mart Stores, Inc.,
              Senior Notes
              3.250%, 09/29/03.......          Aa2/AA     502,574
                                                       ----------
              TELECOMMUNICATIONS - 2.69%
   700,000    WorldCom, Inc.
              8.250%, 05/15/31.......         A3/BBB+     717,928
                                                       ----------
              TRANSPORTATION - 4.54%
   500,000    Burlington Northern
              Santa Fe Corp.
              6.750%, 07/15/11.......       Baa2/BBB+     516,111
   650,000    Norfolk Southern Corp.
              7.050%, 05/01/04.......        Baa1/BBB     696,101
                                                       ----------
                                                        1,212,212
                                                       ----------
              UTILITIES - 5.76%
   750,000    Consumers Energy Co.,
              First Mortgage
              2.991%, 02/15/02 (B)...       Baa3/BBB+     749,330
   800,000    New Valley Generation II,
              Series 2001
              5.572%, 05/01/20.......         Aaa/AAA     786,600
                                                       ----------
                                                        1,535,930
                                                       ----------
              TOTAL CORPORATE OBLIGATIONS ......       14,425,069
                                                       ----------
              (Cost $14,262,921)



                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

WHITEHALL FUNDS TRUST
INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) - NOVEMBER 30, 2001
--------------------------------------------------------------------------------

                                                CREDIT
 PAR VALUE                                     RATINGS+    VALUE
 ---------                                    ---------   -------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 29.53%
              FEDERAL HOME LOAN
              MORTGAGE CORPORATION - 9.31%
$1,414,587    Gold Pool#E0061
              6.000%, 01/01/14 ......         Aaa/AAA $ 1,441,995
 1,000,000    Series 2323, Class PI
              6.500%, 09/15/25.......         Aaa/AAA   1,042,110
                                                      -----------
                                                        2,484,105
                                                      -----------
              FEDERAL NATIONAL
              MORTGAGE ASSOCIATION - 15.21%
   900,000    5.250%, 06/15/06.......         Aaa/AAA     927,872
   650,000    4.375%, 10/15/06.......         Aaa/AAA     644,782
 1,000,000    6.000%, 01/31/17 (C)...         Aaa/AAA   1,012,188
   473,566    7.000%, 04/18/28
              Series 2000-1, Class A.         Aaa/AAA     488,438
 1,000,000    6.000%, 01/31/32 (C)...         Aaa/AAA     985,625
                                                      -----------
                                                        4,058,905
                                                      -----------
              GOVERNMENT NATIONAL
              MORTGAGE ASSOCIATION - 1.26%
   330,505    6.500%, 03/15/31
              Pool #549143...........         Aaa/AAA     335,580
                                                      -----------
              U.S. TREASURY NOTE - 3.75%
 1,000,000    2.750%, 10/31/03.......         Aaa/AAA   1,000,000
                                                      -----------
              TOTAL U.S. GOVERNMENT
              AND AGENCY OBLIGATIONS ......             7,878,590
                                                      -----------
              (Cost $7,798,852)

 ASSET-BACKED SECURITIES - 17.84%
   186,628    ABN AMRO Mortage Corp.,
              Series 2000-1 Class A4
              7.650%, 02/25/30.......            A3/A     187,517
   650,000    ANRC Auto Owner Trust,
              Series 2001-A, Class A4
              4.320%, 06/16/08.......         Aaa/AAA     652,827
   574,087    Citicorp Mortgage
              Securities, Inc.,
              Series 2001-10, Class 1A1
              6.500%, 07/25/31.......             AAA     585,735
   650,000    DVI Receivables Corp.,
              Series 2001-1, Class A3
              5.137%, 11/11/04.......             Aaa     668,184



                                                CREDIT
 PAR VALUE                                     RATINGS+    VALUE
 ---------                                    ---------   -------

ASSET-BACKED SECURITIES (CONTINUED)
 $ 500,000    Greenpoint Manufactured
              Housing,
              Series 2000-1, Class A2
              7.600%, 09/20/22.......             Aaa  $  517,184
   500,000    Household Automotive Trust IV,
              Series 2000-1, Class A4
              7.480%, 12/18/06.......         Aaa/AAA     534,445
   600,000    Morgan Stanley
              Dean Witter Capital,
              Series 2001-IQA, Class A2
              5.330%, 12/18/32.......             Aaa     597,181
   500,000    PSE&G Transition Funding LLC,
              Series 2001-1, Class A3
              5.980%, 06/15/08.......         Aaa/AAA     524,921
   500,000    Reliant Energy
              Transition Bond Co.,
              Series 2001-1, Class A3
              5.160%, 09/15/11.......         Aaa/AAA     493,966
                                                      -----------
              TOTAL ASSET-BACKED SECURITIES             4,761,960
                                                      -----------
              (Cost $4,669,230)
    SHARES
   -------
 CASH EQUIVALENTS - 5.06%
 1,350,132    Bank of New York
              Cash Reserve Fund (D)........             1,350,132
                                                      -----------
              TOTAL CASH EQUIVALENTS ......             1,350,132
                                                      -----------
              (Cost $1,350,132)
              TOTAL INVESTMENTS-- 106.49%              28,415,751
                                                      -----------
              (Cost $28,081,135)
              LIABILITIES IN EXCESS OF
              OTHER ASSETS-- (6.49)%.......            (1,732,966)
                                                      -----------
              NET ASSETS-- 100.0%..........           $26,682,785
                                                      ===========
  ------------------------------
 (A) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At November 30, 2001, these securities amounted to $1,962,433 or 7.35% of net assets.
 (B) Variable rate security. Interest rate presented represents the rate currently in effect.
(C)  when-issued security.
(D)  Segregated as collateral for when-issued securities.
MTN  Medium Term Note
REIT Real Estate Investment Trust
+    See page 18 for Credit Rating Summary (unaudited)

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

WHITEHALL FUNDS TRUST
PORTFOLIO OF INVESTMENTS (CONTINUED) - NOVEMBER 30, 2001
--------------------------------------------------------------------------------

                        CREDIT RATING SUMMARY (UNAUDITED)
                       ----------------------------------

CREDIT RATINGS GIVEN BY STANDARD & POOR'S CORPORATION AND MOODY'S INVESTORS SERVICES INC.

    MOODY'S   STANDARD & POOR'S
   --------  ------------------
     Aaa          AAA         Instrument judged to be of the highest quality and
                              carrying the smallest amount of investment risk.
     Aa           AA          Instrument judged to be of high quality by all
                              standards.
     A            A           Instrument judged to be adequate by all standards.
     Baa          BBB         Instrument judged to be of modest quality by all
                              standards.
     Ba           BB          Instrument judged to have speculative elements.
     B            B           Instrument judged to lack characteristics of the
                              desirable investment.
     Caa          CCC         Instrument judged to be in poor standing.
     Ca           CC          Instrument judged to be speculative in a high
                              degree.
     C            C           Instrument judged to have extremely poor prospects
                              of ever attaining any real investment standing.

     NR           NR          Not Rated. In the opinion of the Investment
                              Advisor, instrument judged to be of comparable investment quality to rated securities which may be purchased by the Fund.

For items possessing the strongest investment attributes of their category, Moody's gives that letter rating followed by a number.

The Standard & Poor's rating may be modified by the addition of a plus or minus sign to show relative standings within the major rating categories.

U.S. Government and Agency Issues have an assumed rating of AAA/Aaa.



                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         THIS PAGE LEFT INTENTIONALLY BLANK

WHITEHALL FUNDS TRUST
STATEMENTS OF ASSETS AND LIABILITIES
NOVEMBER 30, 2001
--------------------------------------------------------------------------------

                                                                 GROWTH        GROWTH AND    HIGH YIELD     INCOME
                                                                  FUND        INCOME FUND       FUND         FUND
                                                               ----------     ------------   ----------   -----------
ASSETS:
 Investments:
   Investments at cost.....................................   $102,635,806    $53,088,001    $4,552,302   $28,081,135
   Net unrealized appreciation (depreciation)..............     44,104,153     15,804,803       (96,160)      334,616
                                                              ------------    -----------    ----------   -----------
   Total investments at value..............................    146,739,959     68,892,804     4,456,142    28,415,751
                                                              ------------    -----------    ----------   -----------
Receivables:
   Investments sold........................................        292,295         16,907            --         5,041
   Dividends and interest..................................        111,941        370,448       103,397       303,591
   From Investment Advisor.................................             --             --        26,649            --
 Other assets..............................................         13,726          3,969            --         2,554
                                                              ------------    -----------    ----------   -----------
   Total Assets............................................    147,157,921     69,284,128     4,586,188    28,726,937
                                                              ------------    -----------    ----------   -----------
LIABILITIES:
 Payables:
   Investments purchased...................................        431,200      2,010,781            --     2,010,781
   Fund shares repurchased.................................        471,757        201,024            --         2,620
   Advisory fees...........................................         53,964         30,175            --         4,874
   Administration fees.....................................         17,257          8,195           553         3,290
   Co-Administration fees..................................          3,451          1,639            --           658
   Transfer Agent fees.....................................          8,943          5,122            --         3,054
   Trustees fees...........................................         11,787          5,597           378         2,247
   Distribution fees.......................................         18,407          5,463            37           658
 Accrued expenses and other payables.......................         69,612         30,732        11,915        15,970
                                                              ------------    -----------    ----------   -----------
   Total Liabilities.......................................      1,086,378      2,298,728        12,883     2,044,152
                                                              ------------    -----------    ----------   -----------
 NET ASSETS................................................   $146,071,543    $66,985,400    $4,573,305   $26,682,785
                                                              ============    ===========    ==========   ===========
NET ASSETS CONSIST OF:
 Paid-in capital...........................................   $102,962,195    $49,777,440    $4,780,882   $27,286,403
 Accumulated undistributed net investment income...........             --        224,192            --        11,227
 Accumulated net realized gain (loss) on investments sold..       (994,805)     1,178,965      (111,417)     (949,461)
 Net unrealized appreciation (depreciation) on investments.     44,104,153     15,804,803       (96,160)      334,616
                                                              ------------    -----------    ----------   -----------
 TOTAL NET ASSETS..........................................   $146,071,543    $66,985,400    $4,573,305   $26,682,785
                                                              ============    ===========    ==========   ===========
   Shares of beneficial interest outstanding...............      8,555,378      4,878,387       598,914     2,675,943
                                                              ============    ===========    ==========   ===========
   Net asset value, offering and
     redemption price per share
     (Net Assets/Shares Outstanding).......................         $17.07         $13.73         $7.64         $9.97
                                                              ============    ===========    ==========   ===========

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

WHITEHALL FUNDS TRUST
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2001
--------------------------------------------------------------------------------

                                                                 GROWTH        GROWTH AND    HIGH YIELD     INCOME
                                                                  FUND        INCOME FUND     FUND(A)        FUND
                                                               ----------     ------------   ----------   -----------
INVESTMENT INCOME:
   Interest................................................     $  390,808    $ 1,918,924    $ 245,515    $1,946,925
   Dividends...............................................        672,408        242,412           --            --
                                                              ------------    -----------    ----------   -----------
   Total investment income.................................      1,063,216      2,161,336      245,515     1,946,925
                                                              ------------    -----------    ----------   -----------
EXPENSES:
   Advisory................................................      1,151,853        567,501       20,949       192,928
   Administration..........................................        244,052        138,086       14,569        86,989
   Co-Administration.......................................         40,654         20,029          838         8,904
   Custody.................................................         45,339         23,257        1,714        11,054
   Transfer agent..........................................        103,225         62,936        4,957        37,980
   Professional fees.......................................        122,275         61,125        6,795        27,238
   Registration and filing fees............................         10,131          9,162       14,535        12,614
   Printing................................................         58,020         26,475        6,198        14,088
   Trustees................................................         53,351         25,402        1,291        11,396
   Distribution fees.......................................        184,023         54,696        4,058         8,970
   Miscellaneous...........................................         11,526          6,011       33,742         4,004
                                                              ------------    -----------    ----------   -----------
   Total expenses before waivers and/or reimbursement......      2,024,449        994,680      109,646       416,165
                                                              ------------    -----------    ----------   -----------
   Less expenses waived and/or reimbursed..................       (222,139)       (66,647)     (83,110)      (36,245)
                                                              ------------    -----------    ----------   -----------
   Net expenses............................................      1,802,310        928,033       26,536       379,920
                                                              ------------    -----------    ----------   -----------
 NET INVESTMENT INCOME (LOSS)..............................       (739,094)     1,233,303      218,979     1,567,005
                                                              ------------    -----------    ----------   -----------

 NET REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
   Net realized gain (loss) on investment transactions.....       (909,219)     1,176,512     (111,417)      472,013
   Net change in unrealized
     appreciation (depreciation) on investments............    (11,074,108)    (1,943,361)     (96,160)      640,079
                                                              ------------    -----------    ----------   -----------
 NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS..........................................    (11,983,327)      (766,849)    (207,577)    1,112,092
                                                              ------------    -----------    ----------   -----------
 NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS...............................   $(12,722,421)    $  466,454    $  11,402    $2,679,097
                                                              ============    ===========    ==========   ===========

--------------------------------------------------------------------------
(a) Whitehall High Yield Fund commenced investment operations on April 2, 2001.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

WHITEHALL FUNDS TRUST
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                                  GROWTH AND
                                                                                     GROWTH FUND                  INCOME FUND
                                                                           ---------------------------   --------------------------
                                                                             YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                                            NOVEMBER 30,   NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,
                                                                                2001           2000         2001          2000
                                                                           -------------   -----------   -----------   ------------
INVESTMENT ACTIVITIES:
 Operations:
   Net investment income (loss)..........................................  $   (739,094)  $ (1,019,662)  $ 1,233,303   $  1,115,685
   Net realized gain (loss) on investment transactions...................      (909,219)    13,575,862     1,176,512        391,625
   Net change in unrealized appreciation (depreciation) on investments...   (11,074,108)    (9,926,716)   (1,943,361)     2,575,251
                                                                           ------------   ------------   -----------   ------------
Net increase (decrease) in net assets resulting from operations..........   (12,722,421)     2,629,484       466,454      4,082,561
                                                                           ------------   ------------   -----------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
   Premium Class*........................................................            --             --            --           (113)
   Service Class.........................................................            --             --    (1,216,249)    (1,203,313)
                                                                           ------------   ------------   -----------   ------------
                                                                                     --             --    (1,216,249)    (1,203,426)
                                                                           ------------   ------------   -----------   ------------
DISTRIBUTIONS TO SHAREHOLDERS IN EXCESS OF NET INVESTMENT INCOME:
   Premium Class*........................................................            --             --            --             --
   Service Class.........................................................            --             --            --             --
                                                                           ------------   ------------   -----------   ------------
                                                                                     --             --            --             --
                                                                           ------------   ------------   -----------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM REALIZED GAINS ON INVESTMENTS:
   Premium Class*........................................................            --         (2,673)           --            (51)
   Service Class.........................................................    (3,836,839)   (14,226,351)     (382,856)      (167,379)
                                                                           ------------   ------------   -----------   ------------
                                                                             (3,836,839)   (14,229,024)     (382,856)      (167,430)
                                                                           ------------   ------------   -----------   ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued...........................................    62,239,195     44,324,786    10,191,167     12,909,750
   Dividends reinvested..................................................     3,812,120     14,216,432     1,596,931      1,370,360
   Cost of shares redeemed...............................................   (31,920,559)   (49,962,875)   (9,499,108)   (10,753,664)
                                                                           ------------   ------------   -----------   ------------
Change in net assets from capital share transactions.....................    34,130,756      8,578,343     2,288,990      3,526,446
                                                                           ------------   ------------   -----------   ------------
Capital contributions....................................................            --             --            --             --
                                                                           ------------   ------------   -----------   ------------
Net change in net assets.................................................    17,571,496     (3,021,197)    1,156,339      6,238,151
NET ASSETS:
   Beginning of year.....................................................   128,500,047    131,521,244    65,829,061     59,590,910
                                                                           ------------   ------------   -----------   ------------
   End of year (including line A)........................................  $146,071,543   $128,500,047   $66,985,400   $ 65,829,061
                                                                           ============   ============   ===========   ============
(A) Undistributed net investment income..................................  $         --   $         --   $   224,192   $    180,604
                                                                           ============   ============   ===========   ============

                                                                              HIGH YIELD
                                                                                FUND(A)              INCOME FUND
                                                                             ------------    -----------------------------
                                                                             PERIOD ENDED      YEAR ENDED      YEAR ENDED
                                                                             NOVEMBER 30,     NOVEMBER 30,    NOVEMBER 30,
                                                                                 2001             2001            2000
                                                                              ----------     -------------    ------------
INVESTMENT ACTIVITIES:
 Operations:
   Net investment income (loss)..........................................     $  218,979     $  1,567,005    $  2,297,176
   Net realized gain (loss) on investment transactions...................       (111,417)         472,013      (1,365,273)
   Net change in unrealized appreciation (depreciation) on investments...        (96,160)         640,079         820,014
                                                                              ----------     ------------    ------------
Net increase (decrease) in net assets resulting from operations..........         11,402        2,679,097       1,751,917
                                                                              ----------     ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
   Premium Class*........................................................             --               --            (186)
   Service Class.........................................................       (218,979)      (1,567,005)     (2,295,419)
                                                                              ----------     ------------    ------------
                                                                                (218,979)      (1,567,005)     (2,295,605)
                                                                              ----------     ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS IN EXCESS OF NET INVESTMENT INCOME:
   Premium Class*........................................................             --               --              --
   Service Class.........................................................             --          (28,916)        (39,427)
                                                                              ----------     ------------    ------------
                                                                                      --          (28,916)        (39,427)
                                                                              ----------     ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM REALIZED GAINS ON INVESTMENTS:
   Premium Class*........................................................             --               --              --
   Service Class.........................................................             --               --              --
                                                                              ----------     ------------    ------------
                                                                                      --               --              --
                                                                              ----------     ------------    ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued...........................................      4,909,046        3,854,130      14,357,218
   Dividends reinvested..................................................        198,618        1,513,974       2,331,588
   Cost of shares redeemed...............................................       (326,782)     (10,903,308)    (20,770,299)
                                                                              ----------     ------------    ------------
Change in net assets from capital share transactions.....................      4,780,882       (5,535,204)     (4,081,493)
                                                                              ----------     ------------    ------------
Capital contributions....................................................             --               --          25,228
                                                                              ----------     ------------    ------------
Net change in net assets.................................................      4,573,305       (4,452,028)     (4,639,380)
NET ASSETS:
   Beginning of year.....................................................             --       31,134,813      35,774,193
                                                                              ----------     ------------    ------------
   End of year (including line A)........................................     $4,573,305     $ 26,682,785    $ 31,134,813
                                                                              ==========     ============    ============
(A) Undistributed net investment income..................................     $       --     $     11,227    $         --
                                                                              ==========     ============    ============

--------------------------------------------------------------------------
* The Premium Class closed on February 23, 2000 with respect to the Growth Fund, Growth and Income Fund and Income Fund. A Premium Class was never offered to the public for the High Yield Fund.
(a) Whitehall High Yield Fund commenced investment operations on April 2, 2001.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                      22-23

WHITEHALL FUNDS TRUST
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                            GROWTH FUND
                                             ---------------------------------------------------------------------
                                                                     YEARS ENDED NOVEMBER 30,
                                             ---------------------------------------------------------------------
                                                 2001            2000        1999          1998           1997
                                             ----------    ----------     ----------     ----------     ----------
 NET ASSET VALUE,
 Beginning of Year..................         $    19.24    $    20.97     $    16.51     $    16.67     $    15.37
                                             ----------    ----------     ----------     ----------     ----------
 Income from Investment
 Operations:
   Net investment
     income gain (loss).............              (0.09)        (0.15)         (0.05)          0.07           0.35
   Net realized and unrealized gain (loss)
   on investment transactions.......              (1.50)         0.65           6.46           2.37           3.03
                                             ----------    ----------     ----------     ----------     ----------
   Total income (loss) from
     investment operations..........              (1.59)         0.50           6.41           2.44           3.38
                                             ----------    ----------     ----------     ----------     ----------
 Less Dividends from:
   Net investment income............                 --            --             --          (0.05)         (0.31)
   In excess of net
     investment income..............                 --            --             --             --          (0.24)
   Realized gains...................              (0.58)        (2.23)         (1.95)         (2.55)         (1.53)
                                             ----------    ----------     ----------     ----------     ----------
   Total Distributions..............              (0.58)        (2.23)         (1.95)         (2.60)         (2.08)
                                             ----------    ----------     ----------     ----------     ----------
 Net change in net asset
   value per share..................              (2.17)        (1.73)          4.46          (0.16)          1.30
                                             ----------    ----------     ----------     ----------     ----------
 NET ASSET VALUE,
   End of Year......................         $    17.07    $    19.24     $    20.97     $    16.51     $    16.67
                                             ==========    ==========     ==========     ==========     ==========

 Total Return (a)...................             (8.64)%         1.96%         44.49%         17.87%         24.68%
 Ratios/Supplemental Data:
 Net Assets at the end of
   year (in thousands)..............         $  146,072    $  128,500     $  131,496     $  124,485     $  105,386
 Ratios to average net assets:
   Expenses before waivers+.........               1.49%         1.26%          1.04%          1.04%          0.99%
   Expenses net of waivers..........               1.33%         1.24%          0.93%          0.94%          0.89%
   Net investment
     income (loss) (net of waivers).             (0.55)%       (0.63)%        (0.23)%          0.32%          0.74%
 Portfolio Turnover Rate............                  1%            7%             6%            92%            44%

-------------------------------------------------------
+   During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

WHITEHALL FUNDS TRUST
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                      GROWTH AND INCOME FUND
                                             ---------------------------------------------------------------------
                                                                     YEARS ENDED NOVEMBER 30,
                                             ---------------------------------------------------------------------
                                               2001           2000           1999           1998           1997
                                             ----------    ----------     ----------     ----------     ----------
 NET ASSET VALUE,
 Beginning of Year..................         $    13.97    $    13.33     $    12.90     $    13.51     $    12.76
                                             ----------    ----------     ----------     ----------     ----------
 Income from Investment
 Operations:
   Net investment income............               0.26          0.24           0.26           0.38           0.50
   Net realized and unrealized gain (loss)
     on investment transactions.....              (0.16)         0.70           1.50           1.41           1.27
                                             ----------    ----------     ----------     ----------     ----------
   Total income from
     investment operations..........               0.10           0.94          1.76           1.79           1.77
                                             ----------    ----------     ----------     ----------     ----------
 Less Dividends from:
   Net investment income............              (0.26)         (0.26)        (0.20)         (0.38)         (0.50)
   Realized gains...................              (0.08)         (0.04)        (1.13)         (2.02)         (0.52)
                                             ----------    ----------     ----------     ----------     ----------
   Total Distributions..............              (0.34)         (0.30)        (1.33)         (2.40)         (1.02)
                                             ----------    ----------     ----------     ----------     ----------
 Net change in net asset
   value per share..................              (0.24)         0.64           0.43          (0.61)          0.75
                                             ----------    ----------     ----------     ----------     ----------
 NET ASSET VALUE,
   End of Year......................         $    13.73    $    13.97     $    13.33     $    12.90     $    13.51
                                             ==========    ==========     ==========     ==========     ==========
 Total Return (a)...................               0.71%         6.93%         15.23%         15.98%         14.69%
 Ratios/Supplemental Data:
 Net Assets at the end of
   year (in thousands)..............         $   66,985    $   65,829     $   59,572     $   66,262     $   61,867
 Ratios to average net assets:
   Expenses before waiver+..........               1.49%         1.32%          1.11%          1.01%          1.07%
   Expenses net of waiver...........               1.39%         1.31%          1.00%          0.91%          0.97%
   Net investment income (net of waivers)          1.85%         1.61%          2.02%          2.95%          2.91%
 Portfolio Turnover Rate............                150%           73%            42%            76%           138%

--------------------------------------------------------
+   During the period, certain fees were waived. If such fee  waivers had not occurred, the ratios would have been as indicated.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

WHITEHALL FUNDS TRUST
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            HIGH YIELD FUND(C)
                                                           ---------------------
                                                               PERIOD ENDED
                                                                NOVEMBER 30,
                                                                     2001
                                                           ---------------------
 NET ASSET VALUE,
 Beginning of Period...................................           $   8.00
                                                                  --------
 Income from Investment Operations:
   Net investment income...............................               0.40
   Net realized and unrealized loss on investment
   transactions........................................              (0.36)
                                                                  --------
   Total income from investment operations.............               0.04
                                                                  --------
 Less Dividends from:
   Net investment income...............................              (0.40)
   Realized gains......................................                 --
                                                                  --------
   Total distributions.................................              (0.40)
                                                                  --------
 Net change in net asset value per share...............              (0.36)
                                                                  --------
 NET ASSET VALUE,
   End of Period.......................................           $   7.64
                                                                  --------
                                                                  --------
 Total Return (a)(b)...................................               0.56%
 Ratios/Supplemental Data:
 Net Assets at the end of period (in thousands)........           $  4,573
 Ratios to average net assets:
   Expenses before waivers+(d).........................               3.93%
   Expenses net of waivers (d).........................               0.95%
   Net investment income (net of waivers) (d)..........               7.84%
 Portfolio Turnover Rate (b)...........................                 31%
---------------------------------------------
+ During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b) Not Annualized.
(c) Whitehall High Yield Fund commenced investment operations on April 2, 2001.
(d) Annualized.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

WHITEHALL FUNDS TRUST
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                            INCOME FUND
                                             ---------------------------------------------------------------------
                                                                     YEARS ENDED NOVEMBER 30,
                                             ---------------------------------------------------------------------
                                               2001           2000           1999           1998           1997
                                             ----------    ----------     ----------     ----------     ----------
 NET ASSET VALUE,
 Beginning of Year..................         $     9.63    $     9.79     $    10.61     $    10.36     $    10.22
                                             ----------    ----------     ----------     ----------     ----------
 Income from Investment
 Operations:
   Net investment income............               0.52          0.57           0.55           0.59           0.57
   Net realized and unrealized
     gain (loss) on investment
     transactions...................               0.35         (0.15)         (0.72)          0.33           0.14
                                             ----------    ----------     ----------     ----------     ----------
   Total income (loss) from
     investment operations..........               0.87          0.42          (0.17)          0.92           0.71
                                             ----------    ----------     ----------     ----------     ----------
 Less Dividends from:
   Net investment income............              (0.52)        (0.58)         (0.57)         (0.59)         (0.57)
   In excess of net
     investment income..............              (0.01)        (0.01)         (0.01)            --             --
   Realized gains...................                 --            --          (0.07)         (0.08)            --
                                             ----------    ----------     ----------     ----------     ----------
   Total distributions..............              (0.53)        (0.59)         (0.65)         (0.67)         (0.57)
                                             ----------    ----------     ----------     ----------     ----------
 Capital contributions..............                 --          0.01             --             --             --
                                             ----------    ----------     ----------     ----------     ----------
 Net change in net asset
   value per share..................               0.34         (0.16)         (0.82)          0.25           0.14
                                             ----------    ----------     ----------     ----------     ----------
 NET ASSET VALUE,
   End of Year......................         $     9.97    $     9.63   $       9.79     $    10.61     $    10.36
                                             ==========    ==========     ==========     ==========     ==========
 Total Return (a)...................               9.21%         4.49%(b)      1.79)%          9.27%          7.20%
 Ratios/Supplemental Data:
 Net Assets at the end of
   year (in thousands)..............         $   26,683    $   31,135     $   35,760     $   38,803     $   31,628
 Ratios to average net assets:
   Expenses before waivers+.........               1.40%         1.23%          1.13%          0.90%          1.17%
   Expenses net of waivers..........               1.28%         1.21%          1.02%          0.80%          1.07%
   Net investment income (net of waivers)          5.28%         5.96%          5.37%          5.63%          5.61%
 Portfolio Turnover Rate............                370%          223%            70%            93%           210%

-------------------------------------------------------
+   During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b) Total return for the period would have been lower by 0.01% if a capital contribution of $25,228 had not been made.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

WHITEHALL FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2001
--------------------------------------------------------------------------------


NOTE 1 -- ORGANIZATION. Whitehall Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company and currently consists of five separate investment portfolios: Growth Fund, Growth and Income Fund, High Yield Fund, Enhanced Index Fund and Income Fund (individually, a "Fund," and collectively, the "Funds"), each offering one class of shares with the exception of Enhanced Index Fund which is not currently offered to the public.

The investment objective of the Growth Fund is to provide long-term capital appreciation through investment primarily in a diversified portfolio of common stock and securities convertible into the common stock of publicly traded, U.S. companies. Growth Fund may also invest in the common stock, convertible securities, preferred stocks and warrants of any U.S. companies, the equity securities of foreign companies (if traded "over-the-counter") and American Depositary Receipts.

The investment objective of the Growth and Income Fund is to provide long-term capital appreciation and current income by investing in varying proportions of equities and debt securities depending on the projected strength of the equity and debt markets at the time of purchase.

The investment objective of the High Yield Fund is to provide a high level of current income, with capital appreciation as a secondary objective. The Fund invests in U.S. corporate fixed income securities that are rated below investment grade (i.e., high yield/high risk debt securities), offering potential returns that are sufficiently high to justify the greater investment risks.

The investment objective of the Income Fund is to provide current income plus capital appreciation by investing at least 65% of its total assets in fixed income securities such as U.S. Government securities, corporate bonds, asset-backed securities (including mortgage-backed securities), savings and loan and U.S. and foreign bank obligations, commercial paper, and related repurchase agreements.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies followed by the Funds in the preparation of the financial statements. The policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

         (a) Portfolio Valuations: Each Fund's shares are priced at net asset value. The net asset value of the Funds is calculated as of 4:00 p.m. (Eastern time). Securities listed on an exchange are valued on the basis of the last sale prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the current bid price is used. Quotations are taken from the exchange where the security is primarily traded. Portfolio securities which are primarily traded on foreign exchanges may be valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. Over-the-counter securities are valued on the basis of the bid price at the close of business on each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Notwithstanding the above, bonds and other fixed income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the bid and ask prices of such currencies against U.S. dollars as last quoted by any major bank.

WHITEHALL FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2001 (CONTINUED)
--------------------------------------------------------------------------------


         (b) Securities Transactions and Related Income: The Funds record security transactions on a trade date basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Dividend income is recognized on the ex-dividend date. Realized gains and losses from security transactions are recorded on an identified cost basis.

         (c) Expenses: The Trust accounts separately for the assets, liabilities and operations of each Fund. Direct expenses of a Fund are charged to that Fund, while general Trust expenses are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund or on another reasonable basis.

         (d) Dividends and Distributions to Shareholders: High Yield and Income's net investment income is declared daily and paid monthly. Growth's net investment income is declared and paid annually. Growth and Income's net investment income is declared and paid quarterly. Net realized gains on portfolio securities, if any, are distributed at least annually by each Fund. However, to the extent net realized gains can be offset by capital loss carryover, such gains will not be distributed. Dividends and distributions are recorded by the Funds on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividend and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. Permanent book/tax differences are primarily attributable to redesignation of distributions and paydowns.

         (e) Federal Income Taxes: It is the Funds' policy to continue to comply with the applicable requirements of Subchapter M of the Internal Revenue Code and to distribute in a timely manner all of their net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

         (f) When-Issued Transactions: The Funds may purchase securities on a when-issued and delayed delivery basis. These transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future.

         (g) In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Trust does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES. Whitehall Asset Management, Inc. (the "Advisor") provides investment advisory services to each of the Funds. Prior to January 30, 2001 IBJWhitehall Bank &Trust Company ("IBJW"), the Advisor's parent company, served as investment advisor to the Funds pursuant to an Investment Advisory Agreement (the "Investment Advisory Agreement"). On January 30, 2001, the responsibilities of IBJW as investment advisor were assumed by the Advisor pursuant to an Assumption Agreement between the Trust, on behalf of each Fund, IBJW and the Advisor (together with the Investment Advisory Agreement, the "Advisory Agreement"). Pursuant to the terms of the Advisory Agreements, the Advisor is entitled to a fee that is calculated daily and paid monthly based on the average daily net assets of each Fund, at the annual rate of 0.85% for Growth and Growth and Income; 0.75% for High Yield; and 0.65% for Income. From the period February 1, 2002 through November 30, 2002, the Advisor has contractually agreed to waive its management fee and/or reimburse expenses to the extent necessary to maintain net expenses for each Fund as follows: Growth, 1.33%; Growth and Income, 1.39%; High Yield, 0.95%; and Income Fund, 1.28%. This resulted

WHITEHALL FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2001 (CONTINUED)
--------------------------------------------------------------------------------

in the Advisor waiving $222,139, $66,647, $20,949 and $36,245 in management fees for Growth, Growth and Income, High Yield and Income, respectively, and reimbursing expenses of $61,323 for High Yield for the year ended November 30, 2001. The Advisor received management fees, net of waivers, of $929,714, $500,854 and $156,683 for Growth Fund, Growth and Income Fund and Income Fund, respectively, for the year ended November 30, 2001.

In September 2000, the Advisor entered into a Sub-Advisory Contract with Fountain Capital Management, LLC ("Fountain") to provide advisory services, including portfolio management to High Yield, subject to the overall supervision of the Advisor. Fountain is a private investment advisory firm that specializes in the management of high yielding corporate securities. In consideration of its services to High Yield, the Advisor pays Fountain a monthly fee at the annual rate of 0.375% of the average net assets of High Yield.

In September 1998, the Advisor entered into a Co-Administration Services Contract with the Trust. Under this contract, the Advisor performs supplemental administrative services, including (i) supervising the activities of PFPC Inc. ("PFPC"), a member of PNC Financial Services Group (formerly known as PNC Bank Corp.), and the Funds' other service providers, (ii) serving as liaison with the Trustees and (iii) providing general product management and oversight to the extent not provided by PFPC. In consideration of the Advisor's services under this contract, the Trust pays the Advisor a monthly fee with respect to each Fund at an annual rate of 0.03% of the average daily net assets of the Fund during the preceding month. For the year ended November 30, 2001, the Advisor received co-administration fees of $40,654, $20,029, $838 and $8,904 for Growth, Growth and Income, High Yield and Income Funds, respectively, and has waived fees of $838 for High Yield Fund. For the period December 1, 2000 to July 31, 2001 IBJW served as custodian for all the Funds. Effective August 1, 2001 The Bank of New York serves as the custodian to the Funds.

The Trust and PFPC have entered into an administration agreement under which PFPC ("Administrator") provides services for a fee, computed daily and paid monthly, at the annual rate of 0.15% of average daily net assets of each Fund up to $500 million; 0.10% of average daily net assets of each Fund in excess of $500 million up to $1 billion; and 0.075% of average daily net assets of each Fund in excess of $1 billion. The services are subject to the supervision of the Trust's Board of Trustees and officers and include the day-to-day administration of matters related to the corporate existence of the Trust, maintenance of its records, preparation of reports, supervision of the Trust's arrangements with its custodian and assistance in the preparation of the Trust's registration statements under federal and state laws.

In addition, the Administrator also provides certain fund accounting and related services. The Administrator also serves as transfer agent for the Funds pursuant to a Transfer Agency and Services Agreement with the Trust effective March 1, 1998.

PFPC Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of PFPC, became the distributor of the Funds, effective January 2, 2001. From December 1, 1999 to January 2, 2001 Provident Distributors, Inc. acted as exclusive distributor of the Trust's shares. The Trust has adopted a Rule 12b-1 Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for Growth, Growth and Income, High Yield and Income Funds. The Distributor may be paid a fee of up to 0.25% of the average daily net assets of each of these Funds. For the year ended November 30, 2001, the Distributor received 12b-1 fees of $184,023, $54,696, $4,058 and $8,970 for Growth, Growth
and Income, High Yield and Income, respectively. The Distributor serves as the exclusive distributor of the shares of each Fund pursuant to the Plan.

NOTE 4 -- TRUSTEE COMPENSATION. The Trust pays each unaffiliated Trustee an annual retainer fee of $10,000 ($12,000 for the Chairman of the Board), plus a meeting fee of $1,000 for each Board of Trustees meeting attended and $1,000 ($1,500 for the chairman of the Audit Committee) for each Audit committee meeting of the Trust attended. The Trust also reimburses expenses incurred by each unaffiliated Trustee in attending such meetings. Trustees who are affiliated receive no compensation from the Trust.

WHITEHALL FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2001 (CONTINUED)
--------------------------------------------------------------------------------


NOTE 5 -- SECURITIES TRANSACTIONS. For the year ended November 30, 2001, the cost of purchases and the proceeds from sales of the Funds' portfolio securities (excluding short-term investments), amounted to the following:

                                                PURCHASES                              SALES
                                 ----------------------------------   ----------------------------------
                                   U.S. GOVERNMENT         OTHER        U.S. GOVERNMENT        OTHER
                                 ------------------    --------------  ------------------   ------------
Growth..........................    $        --        $29,634,016       $        --        $  1,183,851
Growth and Income...............     42,589,529         59,176,831        42,947,707          56,187,642
High Yield......................             --          5,276,239                --           1,031,980
Income..........................     61,565,315         48,137,357        54,032,025          60,216,565

The aggregate gross unrealized appreciation and depreciation, net unrealized appreciation (depreciation) and cost for all securities as computed on a federal income tax basis, at November 30, 2001 for each Fund is as follows:

                                                                              NET
                                      GROSS               GROSS           APPRECIATION
                                   APPRECIATION        (DEPRECIATION)    (DEPRECIATION)         COST
                                 ------------------    --------------  ------------------   ------------
Growth..........................    $ 48,984,599       $(4,966,032)      $44,018,567        $102,721,392
Growth and Income...............      16,853,733        (1,048,930)       15,804,803          53,088,001
High Yield......................         106,590          (202,750)          (96,160)          4,552,302
Income..........................         588,324          (253,708)          334,616          28,081,135

NOTE 6 -- CAPITAL SHARE TRANSACTIONS. The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 each. Transactions in shares of the Funds are as follows:

                                                GROWTH
                        --------------------------------------------------------
                                YEAR ENDED                   YEAR ENDED
                             NOVEMBER 30, 2001             NOVEMBER 30, 2000
                        --------------------------   ---------------------------
                          SHARES         AMOUNT        SHARES         AMOUNT
                        -----------   ------------   -----------    ------------
SERVICE CLASS
Issued...............    3,510,037    $62,239,195      1,898,462    $44,324,786
Reinvested...........      196,198      3,812,120        708,925     14,213,759
Redeemed.............   (1,828,949)   (31,920,559)    (2,200,064)   (49,934,699)
                        -----------   ------------   -----------    ------------
Net increase ........    1,877,286    $34,130,756        407,323    $ 8,603,846
                        ===========   ============   ===========    ============
PREMIUM CLASS*
Issued...............           --    $        --             --    $        --
Reinvested...........           --             --            133          2,673
Redeemed.............           --             --         (1,330)       (28,176)
                        -----------   ------------   -----------    ------------
Net decrease.........           --    $        --         (1,197)   $   (25,503)
                        ===========   ============   ===========    ============

* The Premium Class closed on February 23, 2000.

WHITEHALL FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2001 (CONTINUED)
--------------------------------------------------------------------------------


                                                 GROWTH AND INCOME
                        --------------------------------------------------------
                                YEAR ENDED                    YEAR ENDED
                             NOVEMBER 30, 2001             NOVEMBER 30, 2000
                        --------------------------   ---------------------------
                          SHARES        AMOUNT          SHARES         AMOUNT
                        -----------   ------------   ------------   ------------
SERVICE CLASS
Issued...............      735,834    $10,191,167        853,538    $12,909,750
Reinvested...........      115,854      1,596,931         91,338      1,370,195
Redeemed.............     (685,008)    (9,499,108)      (701,089)   (10,739,570)
                        -----------   ------------   ------------   ------------
Net increase ........      166,680    $ 2,288,990        243,787    $ 3,540,375
                        ===========   ============   ============   ============
PREMIUM CLASS*
Issued...............           --    $        --             --    $        --
Reinvested...........           --             --             12            165
Redeemed.............           --             --         (1,409)       (14,094)
                        -----------   ------------   ------------   ------------
Net decrease.........           --    $        --         (1,397)   $   (13,929)
                        ===========   ============   ============   ============

* The Premium Class closed on February 23, 2000.

                               HIGH YIELD**
                        --------------------------
                             PERIOD ENDED
                           NOVEMBER 30, 2001
                        --------------------------
                          SHARES        AMOUNT
                        -----------   ------------
SERVICE CLASS
Issued...............       615,048   $  4,909,046
Reinvested...........        25,987        198,618
Redeemed.............       (42,121)      (326,782)
                        -----------   ------------
Net increase.........       598,914   $  4,780,882
                        ===========   ============

** The High Yield Fund commenced operations on April 2, 2001.

                                                INCOME
                        --------------------------------------------------------
                                YEAR ENDED                    YEAR ENDED
                             NOVEMBER 30, 2001             NOVEMBER 30, 2000
                        --------------------------   ---------------------------
                          SHARES        AMOUNT          SHARES         AMOUNT
                        -----------   ------------   ------------   ------------
SERVICE CLASS
Issued...............       388,034   $  3,854,130      1,488,238   $14,357,218
Reinvested...........       153,205      1,513,974        240,706     2,331,440
Redeemed.............    (1,098,256)   (10,903,308)    (2,147,027)   20,755,401)
                        -----------   ------------   ------------   ------------
Net decrease.........      (557,017)  $ (5,535,204)      (418,083)  $(4,066,743)
                        ===========   ============   ============   ============

WHITEHALL FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2001 (CONTINUED)
--------------------------------------------------------------------------------


                                                INCOME
                        --------------------------------------------------------
                                YEAR ENDED                    YEAR ENDED
                             NOVEMBER 30, 2001             NOVEMBER 30, 2000
                        --------------------------   ---------------------------
                          SHARES        AMOUNT          SHARES         AMOUNT
                        -----------   ------------   ------------   ------------
PREMIUM CLASS*
Issued...............            --   $         --             --   $        --
Reinvested...........            --             --             14           148
Redeemed.............            --             --         (1,476)      (14,898)
                        -----------   ------------   ------------   ------------
Net decrease.........            --   $         --         (1,462)  $   (14,750)
                        ===========   ============   ============   ============

* The Premium Class closed on February 23, 2000.

NOTE 7 -- CAPITAL LOSS CARRYOVERS. At November 30, 2001, Growth, High Yield and Income Funds had the following capital loss carryovers:

                        CAPITAL LOSS CARRYOVER       EXPIRATION DATE
                        ----------------------       ---------------
Growth                         $ 838,930                    2009
High Yield                       103,824                    2009
Income                           949,461                    2008

Additionally, net capital losses attributable to security transactions incurred after October 31, 2001 are treated as arising on the first day (December 1, 2001) of the Fund's next taxable year. Post October 31, 2001 Capital Losses treated as arising December 1, 2001 were $70,289, $3,563 and $7,593 for Growth, Growth and Income and High Yield Funds, respectively.


FEDERAL INCOME TAX INFORMATION (UNAUDITED). During the year ended November 30, 2001, the following Funds declared long-term capital gains distributions in the following amounts:

Growth..................................    $ 3,836,839
Growth and Income.......................        792,448

For corporate shareholders, 14.69% of total ordinary income distributions paid during the fiscal year ended November 30, 2001 for the Growth and Income Fund qualifies for the corporate dividends received deduction.

SHAREHOLDER VOTING RESULTS (UNAUDITED): A Special Meeting of the Shareholders was held on June 28, 2001, the following represents the results of the proposals voted on:

         PROPOSAL #1 To elect Trustees of the Trust

         George H. Stewart [Total Number of Outstanding Shares: 46,592,041.823]

                           # OF VOTES CAST        % OF VOTES CAST
                           ---------------        ---------------
Affirmative.............    42,258,883.49              99.99
Against.................         2,131.80               0.01
Abstain.................            --                   --
                           ---------------        ---------------
TOTAL...................    42,261,015.29             100.00

WHITEHALL FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2001 (CONTINUED)
--------------------------------------------------------------------------------


     Robert H. Dunker [Total Number of Outstanding Shares:  46,592,041.823]

                           # OF VOTES CAST        % OF VOTES CAST
                           ---------------        ---------------
Affirmative.............    42,258,297.75              99.99
Against.................         2,717.54               0.01
Abstain.................            --                   --
                           ---------------        ---------------
TOTAL...................    42,261,015.29             100.00

     Pierre de St. Phalle [Total Number of Outstanding Shares:  46,592,041.823]

                           # OF VOTES CAST        % OF VOTES CAST
                           ---------------        ---------------
Affirmative.............    42,258,859.76              99.99
Against.................         2,155.53               0.01
Abstain.................            --                   --
                           ---------------        ---------------
TOTAL...................    42,261,015.29             100.00

     Jeffrey H. Boyd [Total Number of Outstanding Shares:  46,592,041.823]

                           # OF VOTES CAST        % OF VOTES CAST
                           ---------------        ---------------
Affirmative.............    42,256,876.59              99.99
Against.................         4,138.70               0.01
Abstain.................            --                    --
                           ---------------        ---------------
TOTAL...................    42,261,015.29             100.00

     Joseph E. Breslin [Total Number of Outstanding Shares:  46,592,041.823]

                           # OF VOTES CAST        % OF VOTES CAST
                           ---------------        ---------------
Affirmative.............    42,258,925.11             100.00
Against.................         2,090.18               0.00
Abstain.................            --                   --
                           ---------------        ---------------
TOTAL...................    42,261,015.29             100.00

     Susan V. Machtiger [Total Number of Outstanding Shares:  46,592,041.823]

                           # OF VOTES CAST        % OF VOTES CAST
                           ---------------        ---------------
Affirmative.............    42,258,120.67              99.99
Against.................         2,894.62               0.01
Abstain.................            --                   --
                           ---------------        ---------------
TOTAL...................    42,261,015.29             100.00

     Tracy L. Nixon [Total Number of Outstanding Shares:  46,592,041.823]

                           # OF VOTES CAST        % OF VOTES CAST
                           ---------------        ---------------
Affirmative.............    42,258,015.00              99.99
Against.................         3,000.29               0.01
Abstain.................            --                   --
                           ---------------        ---------------
TOTAL...................    42,261,015.29             100.00

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Whitehall Funds Trust

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of Whitehall Funds Trust (comprising, respectively, of Growth Fund, Growth and Income Fund, High Yield Fund, and Income Fund, collectively, the "Trust"), as of November 30, 2001, and the related statements of operations for the period then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended November 30, 1997 were audited by other auditors whose report, dated January 19, 1998, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising Whitehall Funds Trust at November 30, 2001, the results of their operations for the period then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                 /S/ Ernst and Young LLP


New York, New York
January 9, 2002

--------------------------------------------------------------------------------
    WHITEHALL FUNDS TRUST

    An investment in shares of the Trust is neither insured nor guaranteed by the FDIC or the U.S. Government. Shares of the Trust are not deposits or obligations of, or guaranteed or endorsed by, IBJ Whitehall Bank & Trust Company, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency, and may involve investment risk, including the possible loss of principal.
    The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The views contained herein are subject to change at any time based on market and other conditions.
    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
--------------------------------------------------------------------------------

WHITEHALL FUNDS TRUST

BOARD OF TRUSTEES

 George H. Stewart, Chairman*

 Robert H. Dunker, Trustee*

 Pierre de St. Phalle, Trustee*

 Jeffery H. Boyd, Trustee*

 Joseph E. Breslin, Trustee

 Susan V. Machtiger, Trustee*

 Tracy L. Nixon, Trustee*


 OFFICERS

 Joseph E. Breslin, President

 Peter L. Kirby, Treasurer

 Michael C. Kardok, Assistant Treasurer

 Frank J. DiPietro, Assistant Treasurer

 Judith L. Levy, Secretary

 David C. Lebisky, Assistant Secretary

*    Non Affiliated Trustee

INVESTMENT ADVISOR
Whitehall Asset Management, Inc.
320 Park Avenue, 10th Floor
New York, NY 10022

ADMINISTRATOR
PFPC Inc.
4400 Computer Drive
Westborough, MA 01581

DISTRIBUTOR
PFPC Distributors, Inc.
3200 Horizon Drive
King of Prussia, PA 19406

CUSTODIAN
The Bank of New York
One Wall Street
New York, NY 10286

COUNSEL
Paul, Weiss, Rifkind, Wharton & Garrison
1285 Avenue of the Americas
New York, NY 10019

INDEPENDENT AUDITORS
Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

This report is for the information of the shareholders of Whitehall Funds Trust. Its use in connection with any offering of the Trust's shares is authorized only in case of a concurrent or prior delivery of the Trust's current prospectus.

[GRAPHIC OMITTED - W 1923]

WHITEHALL ASSET MANAGEMENT, INC.
320 Park Avenue, 10th Floor
New York NY 10022
www.thewhitehallfunds.com